Exhibit 10.1

KAILERA THERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

1. DEFINED TERMS

Exhibit A, which is incorporated herein by reference, defines certain terms used in the Plan and includes certain operational rules related to those terms.

2. PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock and Stock-based awards.

3. ADMINISTRATION

The Plan will be administered by the Administrator. The Administrator has discretionary authority, subject only to the express provisions of the Plan: to administer and interpret the Plan and any Award Agreement; to determine eligibility for and grant Awards; to determine the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any Award; to determine, modify, accelerate or waive the terms and conditions of any Award; to determine the form of settlement of Awards (whether in cash, shares of Stock, other Awards or other property); to prescribe forms, rules and procedures relating to the Plan and Awards; and to otherwise do all things necessary or desirable to carry out the purposes of the Plan or any Award. Determinations of the Administrator made with respect to the Plan or any Award are conclusive and bind all Persons.

4. SHARE POOL

(a) Number of Shares. Subject to adjustment as provided in Section 7(b) below, the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 15,517,688 shares (the “Share Pool”), any or all of which shares may be delivered in satisfaction of ISOs, although nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be granted under the Plan. Shares of Stock shall not be treated as delivered under the Plan, and will not reduce the Share Pool, unless and until, and to the extent, they are actually delivered to a Participant. Without limiting the generality of the foregoing, the Share Pool shall not be reduced by (i) any shares of Stock withheld by the Company in payment of the exercise price or purchase price of an Award or in satisfaction of tax or other withholding requirements with respect to an Award or (ii) except as otherwise determined by the Administrator, any shares of Stock underlying any portion of an Award that is settled in cash or that expires, becomes unexercisable, terminates or is forfeited to the Company, in any case, without the delivery of shares of Stock (or retention of Stock, in the case of Restricted Stock or Unrestricted Stock). The limits set forth in this Section 4(a) will be construed to comply with the applicable requirements of Section 422.

(b) Substitute Awards. The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the applicable requirements of Section 422 and the regulations thereunder, and other applicable legal requirements (including applicable stock exchange requirements), shares of Stock delivered in respect of Substitute Awards will be in addition to and will not reduce the Share Pool. Notwithstanding the foregoing or anything in Section 4(a) above to the contrary, except as otherwise determined by the Administrator, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to the Company without the delivery of shares of Stock (or retention of shares of Stock, in the case of Restricted Stock or Unrestricted Stock), the shares of Stock previously subject to such Award will not increase the Share Pool or otherwise be available for future delivery under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all.

(c) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock, treasury Stock or previously issued Stock acquired by the Company.

5. ELIGIBILITY AND PARTICIPATION

The Administrator may select Participants from among employees and directors of, and individual consultants and advisors to, the Company or any of its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a Parent or Subsidiary thereof.

6. RULES APPLICABLE TO AWARDS

(a) All Awards.

(1) Award Provisions. The Administrator will determine the terms and conditions of all Awards, subject to the limitations provided herein, and will furnish to each Participant an Award Agreement setting forth the terms and conditions applicable to the Participant’s Award. By accepting an Award, the Participant agrees (or will be deemed to have agreed) to the terms and conditions of the Award Agreement, and the Plan. Each Award Agreement shall establish the form or forms in which the Award may be exercised or settled.

(2) Term of Plan. No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly consents to in writing, other Awards may be Transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator expressly consents to in writing, other Awards requiring exercise may be exercised only by the Participant. To the extent permitted to be Transferred hereunder, prior to the Transfer of any Award pursuant to this Section 6(a)(3) and as a condition thereto, the Transferee will execute such written agreements in the forms provided by the Company under which such Transferee will become subject to all provisions of the Plan, the applicable Award Agreement and any other agreements requested by the Administrator.

(4) Vesting; Exercisability. A Participant’s Award will vest and, if applicable, become and remain exercisable, on the terms and conditions set forth in the Participant’s Award Agreement. The Administrator may accelerate the vesting and/or exercisability of an Award (or any portion thereof) at any time, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration, and may at any time limit the exercisability of an Award (or portion thereof), including in connection with a Covered Transaction. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Service ceases:

(A) Except as provided in (B), (C), (D) or (E) below, immediately upon the cessation of the Participant’s Service, each Option and SAR that is then held by the Participant or by the Participant’s permitted Transferees, if any, will cease to be exercisable and will terminate, and each other Award that is then held by the Participant or by the Participant’s permitted Transferees, if any, to the extent not then vested, will be forfeited.

(B) Subject to (E) below, each Option and SAR held by a Participant or the Participant’s permitted Transferees, if any, immediately prior to the cessation of the Participant’s Service due to his or her death or the termination of the Participant’s Service by the Company and its Affiliates due to his or her Disability, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) the one-year period ending on the first anniversary of such cessation of Service or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(C) Subject to (E) below, each Option and SAR held by the Participant or the Participant’s permitted Transferees, if any, immediately prior to the termination of the Participant’s Service by the Company and its Affiliates other than for Cause and other than due to the Participant’s death or Disability, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) the three (3)-month period beginning on the date of such cessation of Service or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(D) Subject to (E) below, each Option and SAR held by a Participant or the Participant’s permitted Transferees, if any, immediately prior to the cessation of the Participant’s Service by the Participant for any reason, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) the thirty (30)-day period beginning on the date of such cessation of Service or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(E) All Awards (whether or not vested or exercisable) held by a Participant or the Participant’s permitted Transferees, if any, immediately prior to the cessation of the Participant’s Service will immediately terminate (i) upon such cessation of Service if the termination is for Cause, (ii) upon the Administrator’s determination that such cessation of Service occurred in circumstances that would have constituted grounds for the Participant’s Service to be terminated for Cause or (iii) to the maximum extent permitted by applicable law, unless the Administrator determines otherwise, upon the Administrator’s determination that the Participant breached or violated any Restrictive Covenant in favor of the Company or any of its Affiliates by which the Participant is or was bound.

(5) Recovery of Compensation. Any outstanding Award (whether or not vested or exercisable), any Stock received in respect of any Award, the proceeds from the exercise or disposition of any Award, and any other amounts received in respect of any Award will be subject to forfeiture and disgorgement to the Company, with interest and other related earnings, upon the request of the Company (i) if the Participant to whom the Award was granted breaches, violates or otherwise fails to comply with any provision of the Plan or any applicable Award Agreement, the Stockholder Agreements (to the extent applicable) or any other stockholder or similar agreement to which the Participant is bound, or any Restrictive Covenant by which he or she is bound or any policy of the Company or any of its Affiliates that is applicable to the Participant; or (ii) to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Securities Exchange Act of 1934, as amended. In addition, each Award will be subject to any policy of the Company or any of its Affiliates that relates to trading on non-public information and permitted transactions with respect to shares of Stock, including limitations on hedging and pledging. Each Participant, by accepting an Award under the Plan, agrees to cooperate fully with the Administrator, and to cause any and all permitted Transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement described in this Section 6(a)(5).

(6) Taxes.

(A) The grant of an Award and the issuance, delivery, vesting and retention of Stock, cash or other property in respect of an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements, including without limitation such amount of income tax, withholding tax, social insurance, social security contributions (where applicable), payroll tax, payment on account or other tax-related items as the Company (or an Affiliate) determines is required under all applicable federal, state, local, foreign or other laws or regulations, to be withheld and paid over as income or other withholding taxes (the “Required Tax Payments”) with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes and other amounts with respect to any Award as it deems necessary. Without limitation to the foregoing, the Company or any of its Affiliates will have the authority and the right to deduct or withhold (by any means set forth herein or in an Award Agreement), or require a Participant to remit to the Company or any of its Affiliates, an amount sufficient to satisfy the Required Tax Payments (including, any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or any of its Affiliates). The Administrator, in its sole discretion, may hold back shares of Stock from an Award or permit a Participant to tender previously-owned shares of Stock in satisfaction of any Required Tax Payments (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under the Accounting Rules). Any amounts withheld pursuant to this Section 6(a)(6)(A) will be treated as though such amounts had been paid directly to the applicable Participant. In addition, the Company may, to the extent permitted by law, deduct any Required Tax Payments from any payment of any kind otherwise due to a Participant from the Company or any of its Affiliates. For the avoidance of doubt, nothing in this Agreement shall be construed to relieve the Participant of his or her obligations or liability with respect to any taxes associated with the Participant’s Award. The Participant further acknowledges that the Company does not commit and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Required Tax Payments or achieve any particular tax result. Furthermore, if the Participant has become subject to tax in more than one jurisdiction, the Participant acknowledges that the Company (or employer or former employer, as applicable) may be required to withhold or account for Required Tax Payments in more than one jurisdiction.

(B) The Participant hereby agrees that he or she is liable for all Required Tax Payments and hereby covenants to pay all such Required Tax Payments, as and when requested by the Company or, if different, the Participant’s employer or by any tax authority in any relevant jurisdiction. The Participant hereby agrees to indemnify and keep indemnified the Company and, if different, the Participant’s employer against any Required Tax Payments that the Participant is required to pay or withhold or have paid or will pay to any other tax authority or any other relevant authority on the Participant’s behalf.

(7) Dividend Equivalents. The Administrator may provide for the payment of amounts (on terms and subject to such conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A.

(8) Rights Limited. Nothing in the Plan or any Award will be construed as giving any Person the right to be granted an Award or to continued employment or service with the Company or any of its Affiliates, or any rights as an equityholder except as to shares of Stock actually delivered under the Plan. The loss of existing or potential profit in an Award will not constitute an element of damages in the event of the cessation of a Participant’s Service for any reason, even if such cessation of Service is in violation of an obligation of the Company or any of its Affiliates to the Participant.

(9) Coordination with Other Plans. Shares of Stock and/or Awards under the Plan may be issued or granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or any of its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or any of its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as delivered under the Plan (and will reduce the Share Pool).

(10) Section 409A.

(A) Without limiting the generality of Section 12(a) hereof, each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(B) Notwithstanding anything to the contrary in the Plan or any Award Agreement, the Administrator may unilaterally amend, modify or terminate the Plan or any outstanding Award, including, without limitation, changing the form of the Award, if the Administrator determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of an additional tax, interest or penalty under Section 409A.

(C) If a Participant is determined on the date of the Participant’s cessation of Service to be a “specified employee” within the meaning of Section 409A, then, with regard to any payment that is considered nonqualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six-month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6(a)(10)(C) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award Agreement.

(D) For purposes of Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

(E) With regard to any payment considered to be nonqualified deferred compensation under Section 409A, to the extent required to avoid the imposition of an additional tax, interest or penalty under Section 409A, no amount will be payable upon (i) a Participant’s termination of Service unless such termination constitutes a “separation from service” within the meaning of Section 1.409A-1(h) of the Treasury Regulations or (ii) a Covered Transaction or other change in control of the Company unless such change in control constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.

(b) Options and SARs.

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise in a form acceptable to the Administrator that is signed by the appropriate Person and accompanied by any payment required under the Award. Any attempt to exercise an Option or SAR by any Person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the Person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) per share of each Award requiring exercise must be no less than 100% (or in the case of an ISO granted to a 10-Percent Holder, 110%) of the Fair Market Value of a share of Stock, determined as of the date of grant of the Award, or such higher amount as the Administrator may determine in connection with the grant.

(3) Payment of Exercise Price. Where the exercise of an Award (or portion thereof) is to be accompanied by a payment, payment of the exercise price must be made by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the withholding of unrestricted shares of Stock otherwise deliverable upon exercise that have a Fair Market Value equal to the exercise price; (ii) at such time, if any, as the Stock is publicly traded, through a broker-assisted cashless exercise program acceptable to the Administrator; (iii) by other means acceptable to the Administrator; or (iv) by any combination of the foregoing permissible forms of payment.

(4) Maximum Term. The maximum term of Options and SARs must not exceed 10 years from the date of grant (or five years from the date of grant, in the case of an ISO granted to a 10-Percent Holder).

7. EFFECT OF CERTAIN TRANSACTIONS

(a) Covered Transactions. Except as otherwise expressly provided in an Award Agreement or other agreement or by the Administrator, the Administrator may, but need not, take the following actions in the event of a Covered Transaction:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for (i) the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) the grant of new awards in substitution therefor by the acquiror or survivor or an Affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. Subject to Section 7(a)(5) below, the Administrator may provide for payment, which may be made in cash, property, rights, securities or a combination of the foregoing (a “cash-out”), with respect to some or all Awards or any portion thereof (including only the vested portion thereof, with the unvested portion terminating without payment due as provided in Section 7(a)(4) below), equal in the case of each applicable Award or portion thereof to the excess, if any, of (i) the Fair Market Value of one share of Stock multiplied by the number of shares of Stock subject to the Award or such portion, minus (ii) the aggregate exercise or purchase price, if any, of such Award or such portion thereof (or, in the case of a SAR, the aggregate base value above which appreciation is measured), in each case, on such payment and other terms and subject to such conditions (which need not be the same as the terms and conditions applicable to holders of Stock generally), as the Administrator determines, including that any amounts paid in respect of such Award in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate. For the avoidance of doubt, if the per share exercise or purchase price (or base value) of an Award or portion thereof is equal to or greater than the Fair Market Value of one share of Stock, such Award or portion may be cancelled with no payment due hereunder or otherwise in respect thereof.

(3) Acceleration of Certain Awards. Subject to Section 7(a)(5) below, the Administrator may provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units) will be accelerated, in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following the exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.

(4) Termination of Awards upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) immediately upon the consummation of the Covered Transaction, other than (i) any Award that is assumed, continued or substituted for pursuant to Section 7(a)(1) above and (ii) any Award that by its terms, or as a result of action taken by the Administrator, continues following the Covered Transaction.

(5) Additional Limitations. Any share of Stock and any cash, securities or other property or other Award delivered pursuant to Section 7(a)(1), Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such limitations or restrictions, if any, as the Administrator deems appropriate, including to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or an acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan or any applicable Award.

(6) Uniform Treatment. For the avoidance of doubt, the Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Covered Transaction.

(b) Changes in and Distributions with Respect to Stock.

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up or other similar change in the Company’s capital structure that constitutes an equity restructuring within the meaning of the Accounting Rules, the Administrator will make appropriate adjustments to the Share Pool and will make appropriate adjustments to the number and kind of shares or securities underlying Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above or to the performance conditions applicable to any Award to take into account distributions to stockholders other than those provided for in Sections 7(a) and 7(b)(1) above, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities, other Awards or other property and/or rights resulting from an adjustment pursuant to this Section 7.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from any shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of issuance or delivery listed on any stock exchange or national market system, the shares to be delivered or delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; (iii) all conditions of the Award have been satisfied or waived; and (iv) the Company has received any other document or agreement required by the Company to be entered into in connection with the grant of the Award, including, without limitation, a joinder to the Stockholder Agreements, if applicable. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act or any other applicable state or non-U.S. securities law. Any Stock delivered under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be delivered in connection with Stock delivered under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on Transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

9. RIGHTS AS A SHAREHOLDER

A Participant’s rights as a holder of Stock will be subject to the terms and conditions of the Plan, any applicable Award Agreement and, and, if provided by the Administrator, the Stockholder Agreements. No Participant will have any rights as a stockholder in respect of any Award unless and until Stock is actually delivered to the Participant. As a condition to receiving an Award hereunder, the Participant will be required to sign such customary investment, investment intent or other documents as may be prescribed by the Administrator. Unless otherwise expressly set forth in the Participant’s Award Agreement or another agreement between the Participant and the Company, all shares of Stock delivered under the Plan shall be Common Stock for purposes of the Stockholder Agreements.

10. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by applicable law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan or the applicable Award, the Administrator may not, without the consent of the applicable Participant, alter the terms of an Award so as to affect materially and adversely a Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so in the Plan or at the time the applicable Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by applicable law (including the Code) or stock exchange requirements, as determined by the

Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of the Stockholder Agreements or Section 7 of the Plan or any other action taken with respect to the Stock under the terms of, or any amendment to, the Company’s governing documents will be treated as an amendment requiring a Participant’s consent, nor will any amendment to the Stockholder Agreements, in each case, regardless of whether such action or amendment materially and adversely affects the Participant’s rights under an Award.

11. OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not affect the right of the Company or any of its Affiliates to grant any person bonuses or other compensation in addition to Awards under the Plan.

12. MISCELLANEOUS

(a) Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting (or being deemed to have accepted) an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company or any of its affiliates has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan, any Award Agreement or the Stockholder Agreements, none of the Company, nor any of its Affiliates, nor the Administrator, nor any Person acting on behalf of the Company, any of its Affiliates, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other Person with respect to any acceleration of income, any additional tax, or any other tax, penalty, interest or other liability asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to any Award.

(c) Unfunded Plan. The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any Award. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

(d) Entire Agreement. The Plan, any applicable Award Agreements and the Stockholder Agreements (to the extent applicable) constitute the entire agreement with respect to the subject matter hereof and thereof and expressly supersede any other prior or contemporaneous agreements relating thereto between the Company or any of its Affiliates and any Participant or other Person. In the event of any inconsistency between the Plan and an Award Agreement, the terms and conditions of the Plan will control and in the event of any inconsistency between the Stockholder Agreements and the Plan or an Award Agreement, the Stockholder Agreements will control.

13. ESTABLISHMENT OF SUB-PLANS

The Administrator may at any time and from time to time (including before or after an Award is granted) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan for Participants based outside of the U.S. and/or subject to the laws of countries other than the U.S., including by establishing one or more sub-plans, supplements or appendices under the Plan or any Award Agreement for the purpose of complying or facilitating compliance with non-U.S. laws or taking advantage of tax favorable treatment or for any other legal or administrative reason determined by the Administrator. Any such sub-plan, supplement or appendix may contain, in each case, (i) such limitations on the Administrator’s discretion under the Plan and (ii) such additional or different terms and conditions, as the Administrator deems necessary or desirable and will be deemed to be part of the Plan but will apply only to Participants within the group to which the sub-plan, supplement or appendix applies (as determined by the Administrator); provided, however, that no sub-plan, supplement or appendix, rule or regulation established pursuant to this provision shall increase the Share Pool.

14. GOVERNING LAW; SEVERABILITY

(a) Certain Requirements of Corporate Law. The Plan and Awards granted thereunder will be granted and administered consistent with the requirements of applicable laws of the state of Delaware relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b) Other Matters. Except as otherwise provided by the express terms of an Award Agreement, under a sub-plan described in Section 13 or as provided in Section 12(a) above, the domestic substantive laws of the state of Delaware govern the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(c) Jurisdiction. Any suit, action or proceeding under or with respect to the Plan shall be instituted exclusively in the Chancery Court of the State of Delaware and any state appellate court therefrom located within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Courts”), and, by accepting or being deemed to have accepted an Award under the Plan, each Participant and the Company hereby submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each Participant and the Company hereby irrevocably waive any objections that he, she or it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of, or relating to, the Plan brought in the Chosen Courts, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

(d) Severability. If any provision of the Plan or any Award is or becomes, or is deemed to be, invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform with the applicable laws; provided, that if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

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EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, have the meanings and are subject to the provisions set forth below:

“10-Percent Holder” means an individual who, at the time an ISO is granted to such individual, owns equity interests possessing more than 10 percent of the total combined voting power of all classes of equity interests of the Company (or a Parent or Subsidiary thereof).

“Accounting Rules” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.

“Administrator” means the Board, except that the Board may delegate (i) to a committee of the Board, or one or more other members of the Board, such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or Awards to the extent permitted by applicable law, as applicable; and (iii) to such employees or other Persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the Person or Persons so delegated to the extent of such delegation.

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person. For purposes of this definition of “Affiliate,” the term “control” when used with respect to any person or entity, shall mean the power to direct the management or policies of such person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Award” means any or a combination of the following:

(i) Options;

(ii) SARs;

(iii) Restricted Stock;

(iv) Unrestricted Stock;

(v) Stock Units, including Restricted Stock Units; and

(vi) Awards (other than Awards described in (i) through (v) above) that are convertible into or otherwise based on Stock.

“Award Agreement” means a written agreement, certificate or similar document between the Company and a Participant evidencing an Award.

“Board” means the board of directors of the Company.

“Cause” means, in the case of any Participant who is party to an employment, severance or other similar agreement with the Company or any of its Affiliates that contains a definition of “Cause,” the definition set forth in such agreement applies with respect to such Participant for purposes of the Plan for so long as such agreement is in effect. In every other case, “Cause” means, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or any of its Affiliates or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its Affiliates; (iv) a violation by the Participant of the code of conduct of the Company or any of its Affiliates, of any material policy of the Company or any of its Affiliates, or of any statutory or common law duty of loyalty to the Company or any of its Affiliates; (v) breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or any of its Affiliates and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company or any of its Affiliates.

“Closing Date” means May 15, 2024.

“Code” means the U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Company” means Kailera Therapeutics, Inc., a Delaware corporation.

“Covered Transaction” means any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single Person or group of Persons acting in concert; (ii) a sale or Transfer of all or substantially all the Company’s assets; (iii) a Sale of the Company; (iv) a dissolution or liquidation of the Company; or (v) such other transaction or event as the Administrator determines. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

“Date of Adoption” means the earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board, as determined by the Administrator.

“Disability” means a disability as determined under the long-term disability plan of the Company or one of its Affiliates in which the Participant participates (or, if the Participant does not participate in such a plan, the long-term disability plan of the Company or one of its Affiliates that covers the most employees of the Company and its Affiliates); provided, with respect to any Option intended to qualify as an ISO, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code to the extent necessary to preserve the status of such Option as an ISO.

“Fair Market Value” means, as of a particular date, (i) the fair market value of a share of Stock determined in good faith by the Administrator, without taking into account any discounts for minority interests or lack of liquidity; or (ii) in the event that the Stock is traded on a national securities exchange, the closing price for a share of Stock reported on the national securities exchange on which the Stock is then listed for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported.

“ISO” means an Option that meets the requirements to be an “incentive stock option” within the meaning of Section 422. Each Option granted pursuant to the Plan will be treated as providing by its terms that it is to be a “nonqualified stock option” within the meaning of Section 1.83-7 of the Treasury Regulations unless, as of the date of grant, it is expressly designated as an ISO in the applicable Award Agreement.

“Option” means an option entitling the holder to acquire shares of Stock upon exercise and the payment of the exercise price.

“Parent” means a “parent corporation” (as defined in Section 424(e) of the Code).

“Participant” means an individual who is granted an Award under the Plan.

“Person” means any individual, corporation, partnership, trust, limited liability company, association, or other entity.

“Plan” means this Kailera Therapeutics, Inc. 2024 Equity Incentive Plan, as from time to time amended and in effect.

“Restricted Stock” means a share of Stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified service or performance-based conditions are not satisfied.

“Restricted Stock Unit” means a Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Restrictive Covenant” means any non-competition, non-solicitation, non-hire, non-disparagement, intellectual property or confidentiality obligations or restrictions in favor of the Company or any of its Affiliates by which the Participant is bound.

“Right of First Refusal and Co-Sale Agreement” means the Right of First Refusal and Co-Sale Agreement by and among the Company and the stockholders party thereto, dated as of May 15, 2024, as from time to time amended and in effect.

“Sale of the Company” has the meaning in the Voting Agreement, provided, however, that a “Sale of the Company” shall not include the Company’s first underwritten public offering of its Stock under the Securities Act.

“SAR” means a right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A” means Section 409A of the Code.

“Section 422” means Section 422 of the Code.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Service” means a Participant’s employment or other service relationship with the Company and its Affiliates to the extent a Participant is not an employee (including as a member of the board of directors or managers of the Company or any of its Affiliates). If a Participant receives an Award in the capacity as an employee of the Company or its Affiliates and ceases to be employed by the Company or one of its Affiliates ceases employment and becomes a non-employee service provider to the Company or one of its Affiliates, except as otherwise determined by the Administrator, at the time of such termination of employment, the Participant will be treated as having ceased Service for purposes of the Plan. If a Participant receives an Award in the capacity as a non-employee service provider of the Company or its Affiliates and ceases to perform services in this capacity and becomes an employee of the Company or one of its Affiliates, except as otherwise determined by the Administrator, the Participant will be deemed to continue in Service for so long as the Participant is employed by the Company or one of its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate of the Company, the Participant’s Service will be deemed to have terminated when the entity ceases to be an Affiliate of the Company unless the Participant transfers Service to the Company or one of its remaining Affiliates.

“Subsidiary” means a “subsidiary corporation” (as defined in Section 424(f) of the Code).

“Stock” means the Common Stock of the Company, par value $0.00001 per share.

“Stock Unit” means an unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Stockholder Agreements” means each of the Right of First Refusal and Co-Sale Agreement, the Voting Agreement and any other agreement between the Company and holders of Stock regarding the voting or transferability of Stock or related matters, as the same may be amended or modified from time to time.

“Substitute Award” means an Award delivered under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Transfer” means any sale, pledge, assignment, encumbrance or other transfer or disposition to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise, and “Transferred” shall have the correlative meaning.

“Unrestricted Stock” means Stock not subject to any restrictions under the terms of the Award.

“Voting Agreement” means the Voting Agreement by and among the Company and the stockholders party thereto, dated as of May 15, 2024, as from time to time amended and in effect.

Name:
Number of Shares of Stock Subject to the Option:
Exercise Price Per Share:
Date of Grant:
Vesting Commencement Date:

KAILERA THERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

NONQUALIFIED OPTION AGREEMENT

This Nonqualified Option Agreement (this “Agreement”) evidences an option granted by Kailera Therapeutics, Inc., a Delaware corporation (the “Company”), to the individual named above (the “Participant”), pursuant to and subject to the terms of the Kailera Therapeutics, Inc. 2024 Equity Incentive Plan (as from time to time amended and in effect, the “Plan”), which is incorporated herein by reference. Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

1. Grant of Option. On the date of grant set forth above (the “Date of Grant”), the Company granted to the Participant an option to purchase, pursuant to and subject to the terms and conditions set forth in this Agreement and in the Plan, up to the number of shares of Stock set forth above (the “Shares”), with an exercise price per Share as set forth above, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof (the “Option”).

The Option evidenced by this Agreement is a “nonqualified stock option” (that is, an option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code).

2. Vesting; Method of Exercise; Cessation of Service.

(a)

Vesting. The term “vest” as used herein with respect to the Option or any portion thereof means to become exercisable and the term “vested” as used herein with respect to the Option or any portion thereof means that the Option (or such portion) is then exercisable, subject, in each case, to the terms and conditions of the Plan and this Agreement. The Option will vest in accordance with the terms of Schedule A attached hereto.

(b)

Exercise of the Option. No portion of the Option may be exercised until such portion vests. Each election to exercise any vested portion of the Option will be subject to the terms and conditions of the Plan and must be in written or electronic form acceptable to the Administrator, signed (including by electronic signature) by the Participant or, if at the relevant time the Option has passed to a beneficiary or permitted Transferee, the beneficiary or permitted Transferee, and must be accompanied by full payment made in accordance with Section 6(b)(3) of the Plan for the portion of the Option being exercised. Each such written or electronic exercise election must be received by the Company at its principal office or by such other party as the Administrator may prescribe and must be accompanied by payment in full of the exercise price as provided in the Plan. Subject to earlier termination as set forth herein or in the Plan, the latest date on which the Option or any portion thereof may be exercised is the tenth (10th) anniversary of the Date of Grant (the “Final Exercise Date”) and, if not exercised on or prior to such date, the Option or any remaining portion thereof will thereupon immediately terminate.

(c)

Cessation of Service. If the Participant’s Service ceases for any reason, the Option, to the extent not then vested, will be immediately forfeited for no consideration due to the Participant, and any vested portion of the Option that is then outstanding will be treated as provided in Section 6(a)(4) of the Plan (Section 6(a)(4) includes the post-termination of Service exercise period applicable to the Option).

3. Restrictive Covenants.

(a)

If the Participant breaches any non-competition, non-solicitation, confidentiality or other restrictive covenant agreement to which he or she is a party, in addition to any remedies that may be available to the Company or any of its affiliates, Section 6(a)(4)(E) and Section 6(a)(5) of the Plan will apply.

(b)

By accepting the Option, the Participant expressly acknowledges and agrees that his or her rights, and those of any beneficiary or permitted Transferee of the Option, under the Option, including the right to any Shares acquired under the Option and any amounts received in respect thereof, are subject to Section 6(a)(5) of the Plan.

4. Transfers of Option. The Option may not be Transferred except as expressly permitted under Section 6(a)(3) of the Plan.

5. Lock-Up Period. If so requested by the Company or by the underwriters managing any offering of securities of the Company that is the subject of a registration statement filed under the Securities Act, the Participant will not, without the prior written consent of the Company or such underwriters, as the case may be, (a) lend, offer, pledge, sell, contract to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Shares or other securities of the Company held by the Participant, directly or indirectly, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Stock or other securities of the Company held by the Participant, whether any such transaction described in clause (i) or clause (ii) above is to be settled by deliver of Stock or other securities, in cash or otherwise, during the Lock-Up Period, as defined below; provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. For purposes of this Section 5, the “Lock-Up Period” means a period of time not to exceed one hundred eighty (180) days, plus such additional number of days (not to exceed thirty five (35) days) as may reasonably be requested to enable the underwriter(s) of such offering to comply with FINRA Rule 2241 or NYSE Rule 472(f)(4), or any amendment or successor thereto from the effective date of the registration statement under the Securities Act for such offering, or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. The Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any Shares held by the Participant or his or her permitted Transferees until the end of such period. The Participant also agrees that any Transferee of any Shares (or other securities) of the Company held by the Participant will be bound by this Section 5. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 5 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

6. Legends. Certificates evidencing any Shares issued upon exercise of the Option granted hereby (if any) may bear such legends as the Administrator may determine to be necessary or appropriate, in addition to any legends that may be required by federal or state securities law, the Plan, the Stockholder Agreements or any other applicable documents or agreements governing the Shares.

7. Withholding. The Participant expressly acknowledges and agrees that [the Participant’s rights hereunder, including the right to be issued Shares upon exercise of the Option, are subject to the Participant promptly paying to the Company in cash or by check (or by such other means as may be acceptable to the Administrator) all Required Tax Payments, if any. No Shares will be issued pursuant to the exercise of the Option unless and until the person exercising the Option has remitted to the Company an amount in cash sufficient to satisfy all withholding requirements, or has made other arrangements satisfactory to the Company with respect to such amount. To the extent permitted by applicable law, the Participant authorizes the Company and its Affiliates to withhold such amount from any amounts otherwise owed to the Participant, but nothing in this sentence may be construed as relieving the Participant from any liability for satisfying his or her obligation under the preceding provisions of this Section 7. Any amounts withheld hereunder shall be treated as though paid directly to the Participant.]1

8. Effect on Service. Neither the grant of the Option, nor the issuance of Shares upon exercise of the Option, will give the Participant any right to continued Service, affect the right of the Company or any of its Affiliates to terminate the Participant’s Service at any time, or affect any right of the Participant to terminate his or her Service at any time. The Participant acknowledges and agrees that the grant of the Option is of a one-time, exceptional nature and is limited by the terms set forth herein and, except to the extent required by applicable law, shall not be considered as part of the Participant’s employment compensation, wages, entitlements or other compensation or benefits for any purpose. Eligibility for Awards under the Plan is determined by the Administrator in its sole discretion and eligibility for, or receipt of, an Award in a certain fiscal year does not imply or guarantee entitlement to an Award in any future fiscal years. The receipt of the Option does not create a right for the Participant to obtain further awards under the Plan or any other plans that may be implemented by the Company or any of its Affiliates.

[1]

Note to Draft: For non-employee director recipients, replace bracketed text with “the Participant will be responsible for satisfying and paying all taxes arising from or due in connection with the Option, its vesting or exercise, and any disposition of Shares acquired upon exercise of the Option. Neither the Company nor any of its Affiliates will have any liability or obligation related to the foregoing.”

9. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant has been furnished or made available to the Participant.

10. Waiver. No waiver of any right hereunder by any party will operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement will be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

11. Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

12. Successors. The terms of this Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

13. Acknowledgements. The Participant acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument; (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder; and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

14. Power of Attorney. The Participant hereby irrevocably constitutes and appoints each of the Company and any of its officers with full power of substitution, acting jointly or severally, as his or her attorney-in-fact and agent to sign, execute and deliver, in his or her name and on his or her behalf, all or any such agreement, deeds, instruments, documents and/or any counterpart thereof or certificates or to take any such action as it deems necessary from time to time or as is required under any applicable law to admit the Participant as a shareholder of the Company or to conduct the affairs of the Company.

[Signature page follows.]

The Company, by its duly authorized officer, and the Participant have executed this Agreement as of the Date of Grant.

KAILERA THERAPEUTICS, INC.

By:
Name:
Title:

Agreed and Accepted:

By
<First Name> <Last Name>

[Signature Page to Nonqualified Option Agreement]

SCHEDULE A

VESTING

This Schedule A describes the terms and conditions upon which the Option will become vested. All capitalized terms used in this Schedule A, unless separately defined, have the meanings set forth in the award agreement to which this Schedule A relates.

1. General. Unless earlier terminated, forfeited or expired, the Option will vest (i) as to twenty five percent (25%) of the Shares subject to the Option on the first (1st) anniversary of the Vesting Commencement Date (the “First Vesting Date”) and (ii) as to the remaining seventy five percent (75%) of the Shares subject to the Option ratably on each monthly anniversary of the First Vesting Date, with the total number of Shares that vest as of any such date being rounded down to the nearest whole Share and the Option becoming vested as to 100% of the Shares subject thereto on the fourth (4th) anniversary of the Vesting Commencement Date, subject, in each case, to the Participant remaining in continuous Service from the Date of Grant through the applicable vesting date.

2. Sale of the Company. The Option, to the extent then outstanding, shall vest in full as of immediately prior to the consummation of a Sale of the Company, subject to the Participant remaining in continuous Service from the Date of Grant through such Sale of the Company.

ACCREDITED INVESTOR QUALIFICATION CERTIFICATION

Please fill out this excerpt regarding your status as an accredited investor under Regulation D of the Securities Act of 1933 (the “Act”). You represent that all the information supplied in this Accredited Investor Qualification form is true, correct and complete as of the date of this election.

I certify that those items checked below are true and correct as of the date hereof (CHECK ALL THAT ARE APPLICABLE):

___	(a)	I am a natural person with an individual net worth, or a joint net worth together with my spouse or spousal equivalent, in excess of $1,000,000. (For purposes of this paragraph (a), “net worth” means your assets (excluding the value of your primary residence) minus your liabilities (excluding any debt secured by your primary residence), provided that: (1) if the amount of the debt secured by your primary residence is greater than the estimated fair market value of your primary residence, you must include such excess amount as a liability; and (2) if you borrowed any amount secured by your primary residence within the 60-day period prior to the date indicated below, you must include such amount as a liability, unless such borrowing results from the acquisition of your primary residence.)

___	(b)	I am a natural person with individual income[2] in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year.

___	(c)	I am a natural person who had, with my spouse or spousal equivalent, joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current calendar year.

___	(d)	I am a natural person who currently holds in good standing a Series 7 (General Securities Representative), 65 (Private Securities Offering Representative), or 82 (Licensed Investment Adviser Representative) license.

By:

Name:

State of Residence:

Date:

[2]

The term “individual income” means adjusted gross income as reported for federal income tax purposes, less any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, increased by the following amounts (but not including any amounts attributable to a spouse or spousal equivalent to property owned by a spouse or spousal equivalent), and the term “joint income” (in subsection (c)) means adjusted gross income as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to a property owned by a spouse or spousal equivalent, increased by the following amounts (including any amounts attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent): (i) the amount of any interest income received which is tax exempt under section 103 of the Internal Revenue Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); and (iii) any deduction claimed for depletion under section 611 et seq. of the Internal Revenue Code.

Name:
Number of Shares of Stock Subject to the Option:
Exercise Price Per Share:[1]
Date of Grant:
Vesting Commencement Date:

KAILERA THERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

INCENTIVE OPTION AGREEMENT

This Incentive Option Agreement (this “Agreement”) evidences an option granted by Kailera Therapeutics, Inc., a Delaware corporation (the “Company”), to the individual named above (the “Participant”), pursuant to and subject to the terms of the Kailera Therapeutics, Inc. 2024 Equity Incentive Plan (as from time to time amended and in effect, the “Plan”), which is incorporated herein by reference. Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

1. Grant of Option. On the date of grant set forth above (the “Date of Grant”), the Company granted to the Participant an option to purchase, pursuant to and subject to the terms and conditions set forth in this Agreement and in the Plan, up to the number of shares of Stock set forth above (the “Shares”), with an exercise price per Share as set forth above, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof (the “Option”).

The Option evidenced by this Agreement is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code (an “ISO”) to the maximum extent provided under the Code and is granted to the Participant in connection with the Participant’s employment with the Company or a Subsidiary of the Company. To the extent the Option does not qualify as an ISO, the Option will be treated as a “nonqualified stock option” within the meaning of Section 1.83-7 of the Treasury Regulations. The Participant acknowledges and agrees that the Administrator may take any action permitted under the Plan or the Stockholder Agreements without regard to the effect such action may have on the status of the Option as an ISO and that such action may cause the Option to fail to be treated as an ISO. Without limiting the provisions of the Plan, the Administrator shall not have any liability with respect to any action taken by it or its designees that causes the Option to fail to be treated as an ISO. To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the shares of Stock subject to the Option and all other ISOs the Participant holds that are exercisable for the first time during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the options under such plans held by the Participant or portions thereof that exceed such limit (according to the order in which they were granted in accordance with Section 422) will be treated as nonqualified stock options.

[1]	Note to Draft: Exercise Price of Option to equal Fair Market Value of a Share on the Date of Grant.

2. Vesting; Method of Exercise; Cessation of Service.

(a)

Vesting. The term “vest” as used herein with respect to the Option or any portion thereof means to become exercisable and the term “vested” as used herein with respect to the Option or any portion thereof means that the Option (or such portion) is then exercisable, subject, in each case, to the terms and conditions of the Plan and this Agreement. The Option will vest in accordance with the terms of Schedule A attached hereto.

(b)

Exercise of the Option. No portion of the Option may be exercised until such portion vests. Each election to exercise any vested portion of the Option will be subject to the terms and conditions of the Plan and must be in written or electronic form acceptable to the Administrator, signed (including by electronic signature) by the Participant or, if at the relevant time the Option has passed to a beneficiary or permitted Transferee, the beneficiary or permitted Transferee, and must be accompanied by full payment made in accordance with Section 6(b)(3) of the Plan for the portion of the Option being exercised. Each such written or electronic exercise election must be received by the Company at its principal office or by such other party as the Administrator may prescribe and must be accompanied by payment in full of the exercise price as provided in the Plan. Subject to earlier termination as set forth herein or in the Plan, the latest date on which the Option or any portion thereof may be exercised is the tenth (10th) anniversary of the Date of Grant (the “Final Exercise Date”) and, if not exercised on or prior to such date, the Option or any remaining portion thereof will thereupon immediately terminate.

(c)

Cessation of Service. If the Participant’s Service ceases for any reason, the Option, to the extent not then vested, will be immediately forfeited for no consideration due to the Participant, and any vested portion of the Option that is then outstanding will be treated as provided in Section 6(a)(4) of the Plan (Section 6(a)(4) includes the post-termination of Service exercise period applicable to the Option).

3. Restrictive Covenants.

(a)

If the Participant breaches any non-competition, non-solicitation, confidentiality or other restrictive covenant agreement to which he or she is a party, in addition to any remedies that may be available to the Company or any of its affiliates, Section 6(a)(4)(E) and Section 6(a)(5) of the Plan will apply.

(b)

By accepting the Option, the Participant expressly acknowledges and agrees that his or her rights, and those of any beneficiary or permitted Transferee of the Option, under the Option, including the right to any Shares acquired under the Option and any amounts received in respect thereof, are subject to Section 6(a)(5) of the Plan.

4. Transfers of Option. The Option may not be Transferred except as expressly permitted under Section 6(a)(3) of the Plan. If the Participant Transfers any Shares within two years from the Date of Grant or within one year after such Shares were acquired pursuant to the exercise of the Option, within fifteen (15) days following such Transfer, the Participant will notify the Company in writing of such Transfer.

5. Lock-Up Period. If so requested by the Company or by the underwriters managing any offering of securities of the Company that is the subject of a registration statement filed under the Securities Act, the Participant will not, without the prior written consent of the Company or such underwriters, as the case may be, (a) lend, offer, pledge, sell, contract to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Shares or other securities of the Company held by the Participant, directly or indirectly, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Stock or other securities of the Company held by the Participant, whether any such transaction described in clause (i) or clause (ii) above is to be settled by deliver of Stock or other securities, in cash or otherwise, during the Lock-Up Period, as defined below; provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. For purposes of this Section 5, the “Lock-Up Period” means a period of time not to exceed one hundred eighty (180) days, plus such additional number of days (not to exceed thirty five (35) days) as may reasonably be requested to enable the underwriter(s) of such offering to comply with FINRA Rule 2241 or NYSE Rule 472(f)(4), or any amendment or successor thereto from the effective date of the registration statement under the Securities Act for such offering, or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. The Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any Shares held by the Participant or his or her permitted Transferees until the end of such period. The Participant also agrees that any Transferee of any Shares (or other securities) of the Company held by the Participant will be bound by this Section 5. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 5 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

6. Legends. Certificates evidencing any Shares issued upon exercise of the Option granted hereby (if any) may bear such legends as the Administrator may determine to be necessary or appropriate, in addition to any legends that may be required by federal or state securities law, the Plan, the Stockholder Agreements or any other applicable documents or agreements governing the Shares.

7. Withholding. The Participant expressly acknowledges and agrees that the Participant’s rights hereunder, including the right to be issued Shares upon exercise of the Option, are subject to the Participant promptly paying to the Company in cash or by check (or by such other means as may be acceptable to the Administrator) all Required Tax Payments, if any. No Shares will be issued pursuant to the exercise of the Option unless and until the person exercising the Option has remitted to the Company an amount in cash sufficient to satisfy all withholding requirements, or has made other arrangements satisfactory to the Company with respect to such amount. To the extent permitted by applicable law, the Participant authorizes the Company and its Affiliates to withhold such amount from any amounts otherwise owed to the Participant, but nothing in this sentence may be construed as relieving the Participant from any liability for satisfying his or her obligation under the preceding provisions of this Section 7. Any amounts withheld hereunder shall be treated as though paid directly to the Participant.

8. Effect on Service. Neither the grant of the Option, nor the issuance of Shares upon exercise of the Option, will give the Participant any right to continued Service, affect the right of the Company or any of its Affiliates to terminate the Participant’s Service at any time, or affect any right of the Participant to terminate his or her Service at any time. The Participant acknowledges and agrees that the grant of the Option is of a one-time, exceptional nature and is limited by the terms set forth herein and, except to the extent required by applicable law, shall not be considered as part of the Participant’s employment compensation, wages, entitlements or other compensation or benefits for any purpose. Eligibility for Awards under the Plan is determined by the Administrator in its sole discretion and eligibility for, or receipt of, an Award in a certain fiscal year does not imply or guarantee entitlement to an Award in any future fiscal years. The receipt of the Option does not create a right for the Participant to obtain further awards under the Plan or any other plans that may be implemented by the Company or any of its Affiliates.

9. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant has been furnished or made available to the Participant.

10. Waiver. No waiver of any right hereunder by any party will operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement will be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

11. Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

12. Successors. The terms of this Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

13. Acknowledgements. The Participant acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument; (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder; and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

14. Power of Attorney. The Participant hereby irrevocably constitutes and appoints each of the Company and any of its officers with full power of substitution, acting jointly or severally, as his or her attorney-in-fact and agent to sign, execute and deliver, in his or her name and on his or her behalf, all or any such agreement, deeds, instruments, documents and/or any counterpart thereof or certificates or to take any such action as it deems necessary from time to time or as is required under any applicable law to admit the Participant as a shareholder of the Company or to conduct the affairs of the Company.

[Signature page follows.]

The Company, by its duly authorized officer, and the Participant have executed this Agreement as of the Date of Grant.

KAILERA THERAPEUTICS, INC.

By:
Name:
Title:

Agreed and Accepted:

By
<First Name> <Last Name>

[Signature Page to Incentive Option Agreement]

SCHEDULE A

VESTING

This Schedule A describes the terms and conditions upon which the Option will become vested. All capitalized terms used in this Schedule A, unless separately defined, have the meanings set forth in the award agreement to which this Schedule A relates.

1. General. Unless earlier terminated, forfeited or expired, the Option will vest (i) as to twenty five percent (25%) of the Shares subject to the Option on the first (1st) anniversary of the Vesting Commencement Date (the “First Vesting Date”) and (ii) as to the remaining seventy five percent (75%) of the Shares subject to the Option ratably on each monthly anniversary of the First Vesting Date, with the total number of Shares that vest as of any such date being rounded down to the nearest whole Share and the Option becoming vested as to 100% of the Shares subject thereto on the fourth (4th) anniversary of the Vesting Commencement Date, subject, in each case, to the Participant remaining in continuous Service from the Date of Grant through the applicable vesting date.

2. Sale of the Company. The Option, to the extent then outstanding, shall vest in full as of immediately prior to the consummation of a Sale of the Company, subject to the Participant remaining in continuous Service from the Date of Grant through such Sale of the Company.

ACCREDITED INVESTOR QUALIFICATION CERTIFICATION

Please fill out this excerpt regarding your status as an accredited investor under Regulation D of the Securities Act of 1933 (the “Act”). You represent that all the information supplied in this Accredited Investor Qualification form is true, correct and complete as of the date of this election.

I certify that those items checked below are true and correct as of the date hereof (CHECK ALL THAT ARE APPLICABLE):

___	(a)	I am a natural person with an individual net worth, or a joint net worth together with my spouse or spousal equivalent, in excess of $1,000,000. (For purposes of this paragraph (a), “net worth” means your assets (excluding the value of your primary residence) minus your liabilities (excluding any debt secured by your primary residence), provided that: (1) if the amount of the debt secured by your primary residence is greater than the estimated fair market value of your primary residence, you must include such excess amount as a liability; and (2) if you borrowed any amount secured by your primary residence within the 60-day period prior to the date indicated below, you must include such amount as a liability, unless such borrowing results from the acquisition of your primary residence.)

___	(b)	I am a natural person with individual income[2] in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year.

___	(c)	I am a natural person who had, with my spouse or spousal equivalent, joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current calendar year.

___	(d)	I am a natural person who currently holds in good standing a Series 7 (General Securities Representative), 65 (Private Securities Offering Representative), or 82 (Licensed Investment Adviser Representative) license.

By:

Name:

State of Residence:

Date:

[2]

The term “individual income” means adjusted gross income as reported for federal income tax purposes, less any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, increased by the following amounts (but not including any amounts attributable to a spouse or spousal equivalent to property owned by a spouse or spousal equivalent), and the term “joint income” (in subsection (c)) means adjusted gross income as reported for federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to a property owned by a spouse or spousal equivalent, increased by the following amounts (including any amounts attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent): (i) the amount of any interest income received which is tax exempt under section 103 of the Internal Revenue Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); and (iii) any deduction claimed for depletion under section 611 et seq. of the Internal Revenue Code.